EXHIBIT 10.13 CONSENT MINUTES

                                CONSENT MINUTES
                              BY THE DIRECTORS OF
                            ISHOPNOMARKUP.COM, INC.
                     IN LIEU OF AN ORGANIZATIONAL MEETING

                                 August 20, 1999


The undersigned directors of iShopNoMarkup.com, Inc. (the "Corporation"), does hereby take, ratify, confirm and approve the following actions:
Orgaiatigna1 Matters
--------------------
RESOLVED, that the Articles of Incorporation of the Corporation as filed in the office of the Secretary of State of Nevada on August 20, 1999 are hereby accepted and approved, and that said Articles of Incorporation be placed in the minute book of the corporation;

RESOLVED, that the officers of the Corporation are hereby authorized and directed to pay all fees and expenses reasonably necessary for the organization of the Corporation and to reimburse those persons who have advanced said fees and expenses on behalf of the Corporation;

RESOLVED, that the incorporator be discharged of her duties as such and be held harmless from any liability arising from her services as incorporator of the Corporation;

RESOLVED, that the proposed Bylaws in the form reviewed by the Board of Directors and attached hereto are hereby adopted as the Bylaws of the Corporation;

Expansion of Board
------------------
RESOLVED, that Section 3.2 of the Bylaws provides that the number of directors shall be four, and therefore Matteo Patisso and Michael Gumport are nominated as directors to fill the vacancies created by the adoption of the Bylaws.

RESOLVED, that Mr. Patisso, upon acceptance of his nomination to the Board by signing below, hereby is granted options to purchase 100,000 shares of common stock, exercisable for ten years at a price of $.50 per share, and the officers of the Corporation are authorized and directed to prepare a stock option agreement for Mr. Patisso evidencing such option grant.

RESOLVED, that Michael Gumport hereby is nominated as a director to fill the remaining vacancy, and upon his request his nomination shall remain open until October 22, 1999 to allow the Corporation time to obtain D&O liability insurance and Mr. Gumport time to complete other commitments.

RESOLVED, that Mr. Gumport hereby is granted options to acquire 1,000,000 shares of common stock, exercisable for ten years at a price of $.50 per share and vesting after serving on the Board of Directors for 18 months; and the officers of the Corporation are authorized and directed to prepare a stock option agreement for Mr. Gumport evidencing such option grant at such time as
 Mr. Gumport has accepted his nomination.


RESOLVED, that the following persons hereby are elected to the positions set opposite their names, to hold office until their successors have been duly elected and qualified:
	Anthony Knight	Chairman, Co-President and Secretary
	YousefNeissai	Co-President, Chief Executive Officer and Treasurer
	John Simonetti	     Chief information Officer
	Matteo Patisso	Executive Establishment Officer

RESOLVED, that the form of share certificate as reviewed by the Board of Directors is hereby approved and adopted as the form of share certificate of the Corporation.

RESOLVED, that the Corporation hereby issue to Anthony Knight and Yousef Neissani 50,500,000 shares of Common Stock each in consideration of the business plan contributed to the Company, services performed and funds advanced on behalf of the Corporation by each of them.

RESOLVED, that the Corporation wilt rely on the exemption from registration found in Section 4(2) of the Securities Act of 1933, as amended (the "Act") for issuance of 50,500,000 shares to Mr. Knight and 50,500,000 shares to Mr. Neissani.

RESOLVED, that the Corporation accept the offer of Michael Gumport to purchase 1,000,000 shares at a price of $.0025, or aggregate consideration of $2,500 payable in the form of a promissory note with no interest due on or before November 1, 1999, and the share certificate shall be held by the attorney for the Corporation until the note is paid by Mr. Gumport. If he fails to pay the promissory note by that date, then the shares ~vil1 be cancelled. In addition, the Corporation has a 60 calendar day right to buy back these shares at the price of $0.0025 per share if he resigns or declines to stand for re-election as a director during the first 18 months from the date of his initial appointment to the Board of Directors. If he agrees to stand for re-election but is not re-elected by the shareholders, then the Corporation has no right to buy back his shares. The 60 calendar day buy back period commences with the first day he ceases to serve as a director.

RESOLVED, that the certificates representing the shares to be issued to Messrs. Knight, Neissani and Gumport shall include a legend in substantially the following language indicating that the shares are "restricted securities" as defined in the Rules and Regulations of the Act, as amended:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "Act"), and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sood or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

RESOLVED, that Merrill Lynch be and hereby is designated as a depository of the funds of the Corporation;

RESOLVED, Anthony Knight and Yousef Neissani, or either of them, as Co-President of the Company, hereby is instructed and authorized to open and keep an account of deposit and discount with Merrill Lynch (hereinafter the "Bank") in the name and for the use of this Corporation and for that purpose to execute and deliver to Bank signature cards, deposit agreements and other documents requested by Bank, deposit with Bank any and all moneys, checks, drafts, acceptances or other evidences of indebtedness, whether belonging to this Corporation or otherwise, which may now be or hereafter may come into its possession, and Bank is hereby authorized to make payments from funds of this Corporation on deposit with I3ank upon and according to the check, draft, note or acceptance of this Corporation, signed by William R. Nordstrom under his official titles or under the inscription "Authorized Signature" and said officers or employees are hereby, authorized to make, sign, endorse, accept, execute and deliver any and all checks, notes, drafts and bills of exchange or other evidences of indebtedness of this Corporation;

RESOLVED, that the Bank hereby is authorized to pay any and all checks, drafts, notes, bills of exchange, or other records for the payment of money, and also to receive the same for the credit of or in payment from the payee or any other holder, when SO signed, without inquiry as to the circumstances of their issue or the disposition of their proceeds, whether drawn to the individual order of or tendered in payment of the individual obligations of any officer or employee signing the same or any other officer or employee of this Corporation, or otherwise;

RESOLVED, that the actions of the directors of the Corporation in retaining the law lirin of Smith McCullough, P.C. as counsel to the Corporation hereby are ratified and approved;

Authorization of Private Placement
-----------------------------------
RESOLVED, that the officers of the Corporation are authorized and directed to prepare, with the assistance of counsel, a Confidential Offering Memorandum to be used in conjunction with the Corporation's business plan, whereby the Corporation will offer a maximum of 5,263,157 shares of its common stock at $0.19 per share pursuant to the exemption from registration contained in
Section 3(b) of the Securities Act of 1933 and Rule 504 promulgated thereunder (the "Offering").

RESOLVE!), that there hereby are reserved for issuance and delivery in connection with the Offering, out of the Company's presently authorized but unissued Shares of common stock, 5,263,157 shares of common stock.

RESOLVED, that subject to the Company's acceptance of each investor's subscription and the receipt of proceeds, the Company shall issue and deliver to the investors in the Offering the shares of common stock, to be issued as fully paid and non-assessable.

RESOLVED, the proper officers of the Company hereby are authorized and directed to issue certificates for the Shares of common stock purchased in the Offering by subscribers, in the names and in the denominations designated by the officers of the Company, and the certificates representing the shares shall include a Rule 144 legend.

RESOLVED, that it is desirable and in the best interest of this Corporation that its securities be qualified for sale in various states; that the President or any Vice President and the Secretary or an Assistant Secretary hereby are authorized to determine the states in which appropriate action shall be taken to qualify or register for sale all or such part of the securities of this Corporation as said officers may deem advisable; that said officers are hereby authorized to perform on behalf of this Corporation any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such states, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bond, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority from this Corporation and the approval and ratification by this Corporation of the papers and documents so executed and the action so taken.

Adoption of Stock Option Plan
------------------------------
RESOLVED, that the Board of Directors and Shareholder hereby approves and adopts the 1 999 Stock Option Plan (the "Plan") in the form presented to the Board, and hereby reserves for issuance an aggregate of 5,000,000 shares of common stock to he issued pursuant to the exercise of options under the Plan.

General Authorization
---------------------
RESOLVED FURTHER, that the proper of officers of the Corporation are hereby authorized and directed to take all such further action and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation as in their judgment shall be necessary, proper or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

IN WITNESS WHEREOF, the directors of iShopNoMarkup.com, Minutes to be effective as of the date first set forth above.


                                          ANTHONY KNIGHT
                                          ---------------
                                          Anthony Knight

                                          YOUSEF NEISSANI
                                          ---------------
                                          Yousef Neissani

I hereby accept my nonination to the Board of Directors:

                                          MATTEO PATISSO
                                          --------------
                                          Matteo Patisso

EXHIBIT 10.13 YEROUSHALMI

                                  AGREEMENT


Agreement effective this 23 of November 1999 is among and between Mr. Moussa Yeroushalmi (Herein "Michael Yeroushalmi") , having a place of business at 683 Middle Neck Rd., Great Neck, NY and iShopNoMarkup.com, Inc. (Herein"iShop"),
 having a place of business at 334 Main St. Port Washington, NY (Herein Mr. Yeroushalmi and iShop collectively referred to as "The Parties").

The parties agree to form a corporation called clline.com, Inc. to engage in business to business and business to consumer construction and other internet related activities. The Corporation shall have 40 million shares authorized.

1.	Upon formation 51% of the authorized stock of the Company will be issued based on the following schedule:

26 % of the total authorized stock issued to Mr. Michael Yeroushalmi and;
25% of the total authorized stock issued to iShopNoMarkup.com, Inc.


2.	iShop shall issue. 2 million shares of iShopNoMarkup.com stock to
Mr. Michael Yeroushalirn in exchange for 10 million (49% ownership) ClLine.com shares.

3.	Mr. Yeroushalim shall invest $ 50,000.00 in iShop's current 504 offering which is sold at a price of 19 cents per share in exchange for an additional 263,158 shares of iShop stock.


4.	The parties agree to raise up to $1 mil. in capital through a Regulation
D Rule 504 Private Placement Offering for ClLine.com

5.	Mike Yeroushalmi shall invest the initial seed capital of up to $ 35,000 into CILine.com, Inc.

6.	Anthony Knight and Mike Yeroushalmi shall be paid a salary of $ 1000.00 per week each.

7.	Mike Yeroushalmi shall be paid a consulting fee of$ 25,000 over a period of 12 months after 2 months of the formation of the Corporation from iShop.

8.	Upon raising of the first $ 100,000.00 in capital Knight Mitchell
International (Anthony Knight is an owner in Knight Mitchell) and Moussa Yeroushalmi shall each be paid an additional consulting fee of $1500.00 per month, thereafter. At such a time Mr. Neissani would receive $ 1000 per week as well.

9.	ClLine.com, Inc. shall be located at 683 Middle Neck Rd., Great Neck NY and shall have free rent for a period of 4 months.


10.	Offices and conference room space shall be available to both iShop and
ClLine.com for meetings etc. at 683 Middle Neck Rd.


11.	Mr. Michael shall be appointed to the Board of Directors of
iShopNoMarkup.com, Inc.

12.	ClLine.com's Board of Directors shall consist of Mr. Michael Yeroushalmi as Chairman of the Board, Mr. YousefNeissani as Vice Chairman and Mr. Anthony Knight as CEO.

13.	Mr. Yeroushalmi shall serve as President and Mr. Neissani shall serve as
Vice President and Anthony Knight as Secretary.

14.	Mr. Yeroushalmi shall pay for the formation of the Corporation.

15.	A shareholder's agreement shall be drafted at a later date with the
Parties Agreement.

16.	Mike Yeroushalmi shall have the swing vote.

17.	All of the capital and expenses that Mr. Yeroushalmi put into the
ClLine.com shall be returned to Mr. Yeroushalmi as soon as there is $ 100,000 raised in the 504 Offering.

In Witness whereof the parties have caused this Agreement to be executed by signing below.


:         MOUSSA YEROUOSHALMI
        --------------------
     Mr. Moussa Yerousohalmi

iShopNoMarkup.com, Inc.



      ANTHONY KNIGHT
      --------------
By    Anthony Knight - Chairman

EXHIBIT 10.13 YEROUSHALMI

                                  AGREEMENT


Agreement effective this 23 of November 1999 is among and between Mr. Moussa Yeroushalmi (Herein "Michael Yeroushalmi") , having a place of business at 683 Middle Neck Rd., Great Neck, NY and iShopNoMarkup.com, Inc. (Herein"iShop"),
 having a place of business at 334 Main St. Port Washington, NY (Herein Mr. Yeroushalmi and iShop collectively referred to as "The Parties").

The parties agree to form a corporation called clline.com, Inc. to engage in business to business and business to consumer construction and other internet related activities. The Corporation shall have 40 million shares authorized.

1.	Upon formation 51% of the authorized stock of the Company will be issued based on the following schedule:

26 % of the total authorized stock issued to Mr. Michael Yeroushalmi and;
25% of the total authorized stock issued to iShopNoMarkup.com, Inc.


2.	iShop shall issue. 2 million shares of iShopNoMarkup.com stock to
Mr. Michael Yeroushalirn in exchange for 10 million (49% ownership) ClLine.com shares.

3.	Mr. Yeroushalim shall invest $ 50,000.00 in iShop's current 504 offering which is sold at a price of 19 cents per share in exchange for an additional 263,158 shares of iShop stock.


4.	The parties agree to raise up to $1 mil. in capital through a Regulation
D Rule 504 Private Placement Offering for ClLine.com

5.	Mike Yeroushalmi shall invest the initial seed capital of up to $ 35,000 into CILine.com, Inc.

6.	Anthony Knight and Mike Yeroushalmi shall be paid a salary of $ 1000.00 per week each.

7.	Mike Yeroushalmi shall be paid a consulting fee of$ 25,000 over a period of 12 months after 2 months of the formation of the Corporation from iShop.

8.	Upon raising of the first $ 100,000.00 in capital Knight Mitchell
International (Anthony Knight is an owner in Knight Mitchell) and Moussa Yeroushalmi shall each be paid an additional consulting fee of $1500.00 per month, thereafter. At such a time Mr. Neissani would receive $ 1000 per week as well.

9.	ClLine.com, Inc. shall be located at 683 Middle Neck Rd., Great Neck NY and shall have free rent for a period of 4 months.


10.	Offices and conference room space shall be available to both iShop and
ClLine.com for meetings etc. at 683 Middle Neck Rd.


11.	Mr. Michael shall be appointed to the Board of Directors of
iShopNoMarkup.com, Inc.

12.	ClLine.com's Board of Directors shall consist of Mr. Michael Yeroushalmi as Chairman of the Board, Mr. YousefNeissani as Vice Chairman and Mr. Anthony Knight as CEO.

13.	Mr. Yeroushalmi shall serve as President and Mr. Neissani shall serve as
Vice President and Anthony Knight as Secretary.

14.	Mr. Yeroushalmi shall pay for the formation of the Corporation.

15.	A shareholder's agreement shall be drafted at a later date with the
Parties Agreement.

16.	Mike Yeroushalmi shall have the swing vote.

17.	All of the capital and expenses that Mr. Yeroushalmi put into the
ClLine.com shall be returned to Mr. Yeroushalmi as soon as there is $ 100,000 raised in the 504 Offering.

In Witness whereof the parties have caused this Agreement to be executed by signing below.


:         MOUSSA YEROUOSHALMI
        --------------------
     Mr. Moussa Yerousohalmi

iShopNoMarkup.com, Inc.



      ANTHONY KNIGHT
      --------------
By    Anthony Knight - Chairman